UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
Endologix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 23, 2006

     To the Stockholders of Endologix, Inc.:
     You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Endologix, Inc. (the “Company”) on May 23, 2006 at 9:00 a.m., Pacific time. The Annual Meeting will be held at the Company’s offices at 11 Studebaker, Irvine, California 92618 for the following purposes, as more fully described in the accompanying proxy statement:
     1. To elect two individuals to serve as Class II members of the Company’s Board of Directors for a term of three years or until their successors are duly elected and qualified.
     2. To approve the 2006 Employee Stock Purchase Plan.
     3. To approve the 2006 Stock Incentive Plan.
     4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000 and to increase the total number of authorized shares of the Company’s capital stock from 55,000,000 to 65,000,000.
     5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
     Only stockholders of record at the close of business on April 11, 2006 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Paul McCormick
President and Chief Executive Officer
Irvine, California
April 13, 2006

Your vote is important. To vote your shares by proxy you may do any one of the following:
•	Vote at the internet site address listed on your proxy card;

•	Call the toll-free number listed on your proxy card; or

•	Sign, date and return in the envelope provided the enclosed proxy card.
If you choose the third option, please do so promptly to ensure your proxy arrives in sufficient time.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK THEREUNDER FROM 50,000,000 TO 60,000,000 AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK FROM 55,000,000 TO 65,000,000
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL
     The enclosed proxy is solicited on behalf of the Board of Directors of Endologix, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 23, 2006 at 9:00 a.m., Pacific time, at the Company’s offices at 11 Studebaker, Irvine, California 92618, at which time stockholders of record as of April 11, 2006 will be entitled to vote. On April 11, 2006, the Company had 36,538,364 shares of its common stock outstanding.
     The Company intends to mail this proxy statement and the accompanying proxy card on or about April 19, 2006 to all stockholders entitled to vote at the Annual Meeting. The Company’s principal executive offices are located at 11 Studebaker, Irvine, California 92618.
VOTING
     The shares of common stock constitute the only outstanding class of voting securities of the Company. The presence in person or by proxy of the holders of a majority of the common stock issued and outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.
     Directors are elected by the affirmative vote of a plurality of votes cast at the Annual Meeting and therefore, broker non-votes and abstentions or votes that are withheld will be excluded entirely from the vote and have no effect on the election of directors. The proposals to approve the 2006 Employee Stock Purchase Plan and the 2006 Stock Incentive Plan require the affirmative vote of a majority of the shares present or represented and entitled to be voted at the Annual Meeting and, therefore, abstentions are counted as votes against a proposal and broker non-votes are not counted. The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 60,000,000 and to increase the total number of authorized shares of the Company’s capital stock from 55,000,000 to 65,000,000 requires the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the record date and, therefore, abstentions and broker non-votes are counted as votes against the proposal.
     Shares of common stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein, unless the proxy previously has been revoked. Unless otherwise specified in the proxy, the persons named therein will vote FOR the election of each of the director nominees named in this proxy statement, FOR the approval of the 2006 Employee Stock Purchase Plan, FOR the approval of the 2006 Stock Incentive Plan and FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000 and to increase the total number of authorized shares of the Company’s capital stock from 55,000,000 to 65,000,000. As to any other business properly submitted to stockholders at the Annual Meeting, the persons named in the proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

HOW TO VOTE
     You may vote by proxy or in person at the Annual Meeting. To vote by proxy, you may: vote at the Internet site address listed on your proxy card, call the toll-free number set forth on your proxy card or mail your signed and dated proxy card in the envelope provided. Even if you plan to attend the Annual Meeting, you are recommended to vote by proxy prior to the Annual Meeting. You can always change your vote as described below.
REVOCABILITY OF PROXIES
     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of the Company at the address above, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
SOLICITATION
     The Company will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. The Company may, if deemed necessary or advisable, retain a proxy solicitation firm to deliver solicitation materials to beneficial owners and to assist the Company in collecting proxies from such individuals. The Company may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information known to the Company regarding the ownership of the Company’s common stock as of April 7, 2006 by: (i) each stockholder known to the Company to be a beneficial owner of more than five percent (5%) of the Company’s common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current directors and officers of the Company as a group.

	Number of Shares	Percentage of
	Beneficially Owned	Outstanding Shares
Name and Address (1)	(2)	(3)
Federated Investors, Inc. (4)	7,981,406	21.8%
Elliott Associates (5)	3,086,621	8.3%
Goldman, Sachs & Co. (6)	2,817,134	7.7%
Franklin D. Brown (7)	427,200	1.2%
Paul McCormick (8)	568,988	1.6%
Robert J. Krist (9)	62,955	*
Karen Uyesugi (10)	134,864	*
Stefan D. Schreck (11)	54,547	*
Ronald H. Coelyn (12)	30,000	*
Roderick de Greef (13)	55,104	*
Edward B. Diethrich, M.D. (14)	623,775	1.7%
Jeffrey F. O’Donnell (15)	388,415	1.1%
Gregory D. Waller (16)	55,625	*
Herbert Mertens	—	—
All directors and officers as a group (10 persons) (17)	2,401,473	6.4%

*	Represents beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Endologix, Inc., 11 Studebaker, Irvine, CA 92618.

(2)	The number of shares of common stock beneficially owned includes any shares issuable pursuant to stock options that are currently exercisable or may be exercised within 60 days after April 7, 2006. Shares issuable pursuant to such options are deemed outstanding for computing the ownership percentage of the person holding such options but are not deemed to be outstanding for computing the ownership percentage of any other person.

(3)	Applicable percentages are based on 36,538,364 shares outstanding on April 7, 2006, plus the number of shares such stockholder can acquire within 60 days after April 7, 2006.

(4)	Based on information contained in a Schedule 13-G/A filed with the Securities and Exchange Commission on February 14, 2006. The address of Federated Investors, Inc. is Federated Investors Tower, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15222.

(5)	Based on information contained in a Schedule 13D filed with the Securities and Exchange Commission on April 7, 2006. The address of Elliott Associates, L.P. is 712 Fifth Avenue, 36th Floor, New York, New York 10019.

(6)	Based on information contained in a Schedule 13-G filed with the Securities and Exchange Commission on February 1, 2006. The address of Goldman, Sachs & Co. is 85 Broad Street New York, New York 10004.

(7)	Includes 162,500 shares subject to options exercisable within 60 days after April 7, 2006 and 214,700 shares held in a family trust.

(8)	Includes 87,500 shares subject to options exercisable within 60 days after April 7, 2006.

(9)	Includes 48,923 shares subject to options exercisable within 60 days after April 7, 2006.

(10)	Includes 99,973 shares subject to options exercisable within 60 days after April 7, 2006.

(11)	Includes 52,671 shares subject to options exercisable within 60 days after April 7, 2006.

(12)	Consists of shares subject to options exercisable within 60 days after April 7, 2006.

(13)	Consists of shares subject to options exercisable within 60 days after April 7, 2006.

(14)	Includes 523,775 shares held by T&L Investments L.P. Dr. and Mrs. Edward B. Diethrich hold a total of 98% of the voting and dispositive power over the shares through a 98% ownership of the capital stock of EBDFam, Inc., the general partner in T&L Investments L.P. and 70,000 shares subject to options exercisable within 60 days after April 7, 2006.

(15)	Includes 387,915 shares subject to options exercisable within 60 days after April 7, 2006.

(16)	Consists of shares subject to options exercisable within 60 days after April 7, 2006.

(17)	Includes 1,050,211 shares subject to options exercisable within 60 days after April 7, 2006.

PROPOSAL ONE
ELECTION OF DIRECTORS
     The Board of Directors currently consists of seven members, divided into three classes approximately equal in size. Each class of directors is elected for three-year terms on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will continue for periods of one and two years, respectively. The nominees for election at the Annual Meeting will serve as Class II directors, with a term expiring at the annual meeting of stockholders to be held in 2009. Each director is elected to serve until the expiration of his term, or until his successor is duly elected and qualified.
     The nominees for election as Class II directors at the Annual Meeting are Franklin D. Brown and Edward B. Diethrich, M.D., each of whom is currently a director of the Company. Mr. Brown has served as a director since 1997 and Dr. Diethrich has served as a director since 2002. Mr. Brown and Dr. Diethrich have each indicated a willingness to continue to serve on the Board of Directors if elected. However, in the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders intend to vote all proxies received by them in favor of the nominees listed above.
Vote Required and Recommendation of the Board of Directors
     The two candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO NOMINEES NAMED ABOVE.
Information With Respect to Nominees And Directors
     Set forth below for each nominee for election as director and for each director of the Company, is information regarding his age, position(s) with the Company, the period he has served as a director, any family relationship with any other director or executive officer of the Company, and the directorships currently held by him in corporations whose shares are publicly registered.
Class II
(Directors nominated for office with a term expiring in 2009)
     Franklin D. Brown, 62, serves as the Company’s Chairman and has been a director since 1997. Following the merger with the former Endologix in May 2002, Mr. Brown was the Company’s Chief Executive Officer and Chairman until January 2003, when he was elected Executive Chairman. Mr. Brown served as the Company’s Executive Chairman until October 2004. Mr. Brown previously served as the Chairman and Chief Executive Officer of the former Endologix, Inc. since joining that company in 1998. From October 1994 until the sale of the company in September 1997, Mr. Brown served as Chairman, President and Chief Executive Officer at Imagyn Medical, Inc. From 1986 until the sale of the company in 1994, Mr. Brown served as President and Chief Executive Officer of Pharmacia Deltec, Inc., an ambulatory drug delivery company. Mr. Brown also serves on the board of directors of Triage Medical, Inc., a private company.
     Edward B. Diethrich, M.D., 70, has served on the Company’s Board of Directors since May 2002. Dr. Diethrich was a Director for the former Endologix, Inc. from 1997 until its merger with the Company in May 2002. Dr. Diethrich has been the Medical Director and Chief of Cardiovascular Surgery of the Arizona Heart Hospital since 1997, and has been the Director and Chief of Cardiovascular Surgery at the Arizona Heart Institute from 1971 to the present.
Class III
(Directors continuing in office with a term expiring in 2007)

     Paul McCormick, 53, is the Company’s President and Chief Executive Officer and has been a director since May 2002. Mr. McCormick has more than 27 years in the medical device industry. The majority of his career has been in emerging medical technologies. Mr. McCormick joined the former Endologix in January 1998, prior to its merger with the Company in May 2002, as Vice President of Sales and Marketing, and served as President and Chief Operating Officer from January 2001 until the merger in May 2002. He then served in the same position with the Company until January 2003 when he became President and Chief Executive Officer. Previously, he held various sales and marketing positions at Progressive Angioplasty Systems, Heart Technology, Trimedyne Inc., and United States Surgical Corporation.
     Roderick de Greef, 45, has served on the Company’s Board of Directors since November 2003. Mr. de Greef has served as the Chief Financial Officer of Cambridge Heart since October 2005. Mr. de Greef served as the Executive Vice President, Chief Financial Officer and Secretary of Cardiac Science, Inc. from March 2001 to September 2005. From 1995 to 2001, Mr. de Greef provided corporate finance advisory services to a number of early stage companies including Cardiac Science, where he was instrumental in securing equity capital beginning in 1997, and advising on merger and acquisition activity. From 1989 to 1995, Mr. de Greef was Vice President and Chief Financial Officer of BioAnalogics, Inc. and International BioAnalogics, Inc., both publicly held development stage medical technology companies located in Portland, Oregon. From 1986 to 1989, Mr. de Greef was Controller and then Chief Financial Officer of publicly held Brentwood Instruments, Inc. Mr. de Greef has a B.A. in Economics and International Relations from California State University at San Francisco and an M.B.A. from the University of Oregon. Mr. de Greef also serves on the boards of BioLife Solutions, Inc. a public biotechnology company located in Binghamton, New York and DentalView, Inc. an Irvine-based privately held medical device company.
     Gregory D. Waller, 56, has served on the Company’s Board of Directors since November 2003. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 to May 2005 and was formerly the Vice President and Treasurer of Kerr, Ormco and Metrex. Mr. Waller joined Ormco in December 1980 as Vice President and Controller and served as Vice President of Kerr European Operations from July 1989 to August 1993. Mr. Waller has an MBA with a concentration in accounting from California State University, Fullerton. Mr. Waller also serves on the board of Alsius Corporation, an Irvine-based privately held medical device company and acts as Chairman of its Audit Committee.
Class I
(Directors continuing in office with a term expiring in 2008)
      Jeffrey F. O’Donnell, 46, has served on the Company’s Board of Directors since June 1998. Mr. O’Donnell joined the Company in a management capacity in 1995, became President in January 1998 and Chief Executive Officer that June. In November 1999 Mr. O’Donnell joined PhotoMedex, Inc. as President and Chief Executive Officer and has served as a member of its Board of Directors since that date. From 1994 to 1995 Mr. O’Donnell held the position of President and CEO of Kensey Nash Corporation, a manufacturer of Cardiology Products. Additionally, he has held several senior sales and marketing management positions at Boston Scientific, Guidant and Johnson & Johnson Orthopedic. Mr. O’Donnell is a graduate of LaSalle University School of Business.
     Ronald H. Coelyn, 61, has served on the Company’s Board of Directors since January 2005. Mr. Coelyn specializes in senior management and board appointments at the executive search firm The Coelyn Group, which he founded in 1992. Prior to that, Mr. Coelyn served for three years as President and Chief Operating Officer of a medical diagnostics company, American Diagnostics Corporation, where he was responsible for sales and marketing, research and development, regulatory affairs, quality systems, manufacturing and finance. Subsequently, Mr. Coelyn was Chairman, President and Chief Executive Officer of a healthcare information systems company focused on practice management and electronic medical records. Mr. Coelyn currently serves as co-Chairman of LINC (LifeSciences Industry Council) of Orange County, California, a member of the BioMedical Industry Council’s board of directors and an advisory board member of the American Heart Association.

Other Executive Officers
     The other current executive officers of the Company are as follows:
     Stefan G. Schreck, Ph.D., 46, joined the Company in February 2004 and serves as the Company’s Vice President of Research & Development and Operations. Dr. Schreck has more than 20 years of experience in research and development of medical products. Prior to joining the Company, Dr. Schreck held increasingly more responsible R&D management positions in the medical device industry. From May 1995 to April 2000, Dr. Schreck served as Director of Research in Baxter Healthcare’s Heart Valve Division. From April 2000 to August 2002, Dr. Schreck served as Senior Director R&D at Edwards Lifesciences and was responsible for the development of all surgical heart valve repair and replacement products. From August 2002 to February 2004, Dr. Schreck served as President & CEO of MediMorph Solutions Inc., an engineering and management consulting firm for the medical device industry that he founded.
     Karen Uyesugi, 50, became the Company’s Vice President of Clinical, Regulatory Affairs and Quality Assurance following the Company’s merger with the former Endologix in May 2002. Ms. Uyesugi has over 25 years of both domestic and international regulatory experience in the medical device and pharmaceutical industry. The majority of her career has been involved with a wide variety of Class III and Class II medical devices ranging from implantable cardiovascular devices, neurosurgery, and general surgery products. Prior to joining the former Endologix in July 1998, Ms. Uyesugi held various positions in regulatory, clinical, and quality assurance at Neuro Navigational Corporation, Trimedyne, Inc., Baxter Healthcare, Shiley, Inc., and Allergan Pharmaceuticals.
     Robert J. Krist, 56, joined the Company in August 2004 and serves as the Company’s Chief Financial Officer and Secretary. Most recently, Mr. Krist served as Chief Financial Officer of CardioNet, Inc., a privately held marketer of mobile cardiac outpatient telemetry tools and services based in San Diego, California. Mr. Krist previously served for three years as Chief Financial Officer of Irvine-based Datum, Inc., a technology manufacturer. Prior to that, Mr. Krist served for three years as Chief Financial Officer and Vice President, Field Operations, of Bridge Medical, Inc., a start-up pharmacy information systems company. Mr. Krist also held various management positions during his six years at McGaw, Inc., including Chief Financial Officer and President of the Central Admixture Pharmacy Services Division. Mr. Krist received a BS in physics from Villanova University and an MBA from the University of Southern California.
Meetings of the Board of Directors
     The Board of Directors met five times during the year ended December 31, 2005. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.
Committees of the Board of Directors
     The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board of Directors. A copy of the charter of the Audit Committee was included as Appendix A to the Company’s proxy statement relating to its 2004 annual meeting of stockholders. Copies of the charters of all standing committees are available on the “Investor Relations” page on the Company’s web site located at www.endologix.com.
     Audit Committee
     The Audit Committee is composed of three directors. The current members are Gregory D. Waller, Roderick de Greef and Jeffrey O’Donnell. Each member of the Audit Committee qualifies as an “independent director” in compliance with the applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

     The Audit Committee has the sole authority to appoint and, when deemed appropriate, replace the Company’s independent registered public accounting firm, and has established a policy of pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has, among other things, the responsibility to review and approve the scope and results of the annual audit, to evaluate with the independent registered public accounting firm the performance and adequacy of the Company’s financial personnel and the adequacy and effectiveness of the Company’s systems and internal financial controls, to review and discuss with management and the independent registered public accounting firm the content of the Company’s financial statements prior to the filing of the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K, to establish procedures for receiving, retaining and investigating reports of illegal acts involving the Company or complaints or concerns regarding questionable accounting or auditing matters and to establish procedures for the confidential, anonymous submission by the Company’s employees of concerns or complaints regarding questionable accounting or auditing matters. The Audit Committee met seven times during the year ended December 31, 2005. To ensure independence, the Audit Committee also meets separately with the Company’s independent registered public accounting firm and members of management.
     Compensation Committee
     The Compensation Committee consists of two directors. During 2005, the members of the Compensation Committee were Edward B. Diethrich, M.D. and Ronald Coelyn, each of whom satisfies the independence standards set forth in the Nasdaq Marketplace Rules. The Compensation Committee is primarily responsible for evaluating and approving the cash and equity compensation for the Chief Executive Officer and other executive officers, and administers the Company’s employee compensation plans. The Compensation Committee held four meetings during the year ended December 31, 2005.
     Nominating and Governance Committee
     In 2005, the members of the Nominating and Governance Committee were Jeffrey O’Donnell and Roderick de Greef, each of whom satisfy the independence standards set forth in the Nasdaq Marketplace Rules. The primary purposes of the Nominating and Governance Committee are to identify and recommend to the Board of Directors individuals qualified to serve as members of the Company’s Board of Directors and each of its committees, to develop and recommend to the Board of Directors corporate governance guidelines and to lead the Board of Directors in its annual review of its composition, effectiveness and performance. The Nominating and Governance Committee held one meeting during the year ended December 31, 2005.
Evaluation of Director Nominees
     In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to the Company during their term, including their level of participation and the quality of their performance. In the case of new director nominees, the Nominating and Governance Committee screens candidates, does reference checks, prepares a biography for each candidate for the Board to review and conducts interviews. The members of the Nominating and Governance Committee and the Company’s Chief Executive Officer interview candidates that meet the criteria described below, and the Nominating and Governance Committee recommends nominees to the Board that best suit the Board’s needs. The Nominating and Governance Committee does not intend to evaluate nominees for director any differently because the nominee is or is not recommended by a stockholder. All of the nominees for director in this proxy statement are standing for re-election. The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential director nominees.
     The Nominating and Governance Committee believes that nominees for director must meet certain minimum qualifications, including:
•	having the highest character and integrity;

•	having business or other experience that is of particular relevance to the Company;

•	having sufficient time available to devote to the affairs of the Company; and

•	being free of any conflicts of interest which would violate any applicable law or regulations or interfere with the proper performance of the responsibilities of a director.
Stockholder Nominations of Directors
     The Nominating and Governance Committee will consider stockholder recommendations for directors sent to the Nominating and Governance Committee, c/o Corporate Secretary, Endologix, Inc., 11 Studebaker, Irvine, California 92618. Stockholder recommendations for directors must include: (1) the name and address of the stockholder recommending the person to be nominated and the name and address of the person or persons to be nominated, (2) a representation that the stockholder is a holder of record of stock of the Company, (3) a description of all arrangements or understandings between the stockholder and the recommended nominee, if any, (4) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934 had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of the recommended nominee to serve as a director of the Company if so elected. The stockholder must also state if they intend to appear in person or by proxy at the annual meeting to nominate the person specified in the notice. In accordance with the Company’s bylaws, the notice containing the nomination must be received by the Company not less than 90 days prior to the annual or special meeting of stockholders or, in the event less than 100 days notice or prior public disclosure of the date of the annual or special meeting has been given, then no later than 10 days after such notice has been given.
Communications with the Board of Directors
     The Board of Directors provides a process for stockholders to send communications to the Board. Stockholders can send communications to the Board of Directors, or an individual director, by sending a written communication to: Endologix, Inc., 11 Studebaker, Irvine, California 92618, Attn: Corporate Secretary. All communications sent to this address are sent to the specific directors identified in the communication or if no directors are identified, the communication is delivered to the Chairman of the Board. The Company does not have a policy with respect to director attendance at annual meetings of the Company’s stockholders. Historically, other than employees of the Company, few stockholders have attended the Company’s annual meetings. Six directors, one of whom was an employee of the Company, attended the Company’s annual meeting in 2005.
Code of Ethics
     The Company has adopted a Code of Conduct and Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Conduct and Ethics is available on the “Investor Relations” page on the Company’s website at www.endologix.com, and a copy may also be obtained by any person, without charge, upon written request delivered to Endologix, Inc., Attn: Corporate Secretary, 11 Studebaker, Irvine, California 92618. The Company will disclose any amendment to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on the Company’s website at the above address.
Compensation of Directors
     Non-employee directors each receive a fee of $1,500 per quarter, $2,000 for each Board meeting attended in person and reimbursement for certain travel expenses and other out-of-pocket costs. Members of Board committees, other than the Audit Committee, each receive an additional fee of $500 for each committee meeting attended. Additionally, each member of the Audit Committee is entitled to a fee of $1,000 per meeting attended and the chairman of the Audit Committee is entitled to an additional quarterly retainer of $1,000. In addition, each individual who first becomes a non-employee Board member, whether elected by the stockholders or appointed by the Board, automatically will be granted, at the time of such initial election or appointment, an option to purchase 30,000 shares of common stock at the fair market value per share of common stock on the grant date, which vests in four equal annual installments.

On the date of each annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member after the annual meeting will receive an additional option grant to purchase 20,000 shares of common stock, other than the Chairman of the Board who receives an option grant to purchase up to 50,000 shares of common stock, which vests upon the completion of one year of Board service.
     There are no arrangements or understandings involving any director or any nominee regarding such person’s status as a director or nominee.
Section 16(a) Beneficial Ownership Reporting Compliance
     The members of the Company’s Board of Directors, the Company’s executive officers and persons who hold more than 10% of the Company’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which requires them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2005 fiscal year transactions in the common stock and their common stock holdings and/or (ii) the written representations received from one or more of such persons that no other reports were required to be filed by them for the 2005 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by the Company’s executive officers, Board members and greater than 10% stockholders except that a Form 4 for Mr. Mertens grant of a stock appreciation right on February 7, 2005 was not timely filed and a Form 4 for Mr. O’Donnell’s sale of shares of common stock on November 23, 2005 was not timely filed.

Executive Officer Compensation
     The following table sets forth the salary and bonus earned for the three fiscal years ended December 31, 2005, by the Company’s Chief Executive Officer and the other executive officers whose salary and bonus exceeded $100,000. All of the individuals named in the table are referred to in this proxy statement as the “Named Executive Officers.”

	Summary Compensation Table
	Annual Compensation			Long Term Compensation
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)
Paul McCormick	2005	$300,000	$63,000	100,000	—
President and Chief Executive	2004	$263,333	$82,950	—	—
Officer	2003	$240,000	$50,400	100,000	—

Stefan G. Schreck (1)	2005	$185,000	$44,955	46,400	—
Vice President, Research	2004	$144,927	$47,328	75,000	—
and Development	2003	—	—	—	—

Robert J. Krist (2)	2005	$196,000	$45,158	19,100	—
Chief Financial Officer and	2004	$71,250	$41,467	100,000	—
Secretary	2003	—	—	—	—

Karen Uyesugi	2005	$183,577	$40,293	59,900	—
Vice President, Clinical and	2004	$176,800	$45,880	—	—
Regulatory Affairs	2003	$170,000	$38,250	30,000	—

Herbert Mertens (3)	2005	$143,473	$35,417	12,000	—
Vice President, Marketing	2004	—	—	—	—
and Sales	2003	—	—	—	—

(1)	Mr. Schreck joined the Company as Vice President, Research and Development in February 2004. Mr. Schreck’s annualized salary for 2004 was $170,000.

(2)	Mr. Krist joined the Company as Chief Financial Officer and Secretary in August 2004. Mr. Krist’s annualized salary for 2004 was $190,000.

(3)	Mr. Mertens joined the Company as Vice President, Marketing and Sales in February 2005. Mr. Mertens’ annualized salary for 2005 was $160,000. Mr. Mertens employment with the Company ceased on December 9, 2005.

Option Grants
     The following table sets forth the number and potential realizable value of options granted to each of the Named Executive Officers during the year ended December 31, 2005.
STOCK OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value of Options At
					Assumed Annual Rates of Stock
					Price Appreciation for
		Individual Grants			Option Term (4)
	Number of	% of Total Options
	Securities	Granted To
	Underlying Options	Employees in Fiscal	Exercise of Base
Name	Granted (#) (1)	Year (2)	Price ($/Sh) (3)	Expiration Date	5% ($)	10% ($)
Paul McCormick	100,000	11.5%	$5.81	04/04/2015	$365,388	$925,964
Stefan G. Schreck	46,400	5.3%	$5.81	04/04/2015	$169,540	$429,647
Robert J. Krist	19,100	2.2%	$5.81	04/04/2015	$69,789	$176,859
Karen Uyesugi	59,900	6.9%	$5.81	04/04/2015	$218,867	$554,653
Herbert Mertens	12,000	1.4%	$6.95	02/18/2015	$52,450	$132,918

(1)	The options listed in the table were granted under the Endologix 1996 Stock Option/Stock Issuance Plan. The options have a maximum term of ten years measured from the date of grant. Twenty-five percent (25%) of the options are exercisable upon the optionee’s completion of one year of service measured from the date of grant, and the balance are exercisable in a series of successive equal monthly installments upon the optionee’s completion of each additional month of service over the next 36 months thereafter.

(2)	Based upon options granted for an aggregate of 871,800 shares to employees in 2005, including the Named Executive Officers.

(3)	The exercise price may be paid in cash or in shares of the Company’s common stock valued at fair market value on the exercise date.

(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no guarantee that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants.

Option Exercises
     The following table sets forth the number of shares underlying both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2005, and the values for “in-the-money” options.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares Acquired on	Aggregate Value	Options at Fiscal Year-End		In-the-Money Options at
Name	Exercise (#)	Realized ($)	(#)		Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul McCormick	—	—	50,000	150,000	$149,000	$158,000
Stefan G. Schreck	—	—	32,292	89,108	$41,250	$62,926
Robert J. Krist	—	—	33,333	85,767	$45,000	$91,719
Karen Uyesugi	—	—	73,333	86,567	$397,615	$120,676
Herbert Mertens	—	—	—	—	—	—

(1)	Based on the fair market value of the Company’s common stock on December 30, 2005, the last trading day of the fiscal year, which was $6.90 per share, less the exercise price payable for such shares.
Change in Control and Severance Agreements
     The Company has entered into employment agreements with each of its Named Executive Officers. The agreements automatically renewed upon their initial expiration date of October 18, 2005 and will now expire on October 18, 2006, unless sooner terminated pursuant to the terms and provisions thereof. Unless thirty days notice is provided by either party to the agreement before the expiration date, the agreement automatically renews for successive one-year terms thereafter. The agreement provides that if the Company terminates the executive officer’s employment without cause or he or she resigns for good reason, the executive officer is entitled to his or her base salary and continued benefits for six months, all stock options that would have vested over the following six months will vest immediately upon termination and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination. In addition, in the event the executive officer is terminated, or resigns for good reason, in connection with a change in control, the executive officer is entitled to his or her base salary and continued benefits for twelve months, all stock options will accelerate and vest and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination.
Compensation Committee Interlocks and Insider Participation
     None of the Company’s executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Board Compensation Committee Report on Executive Compensation
     The Compensation Committee of the Board of Directors evaluates and approves the base salary and bonuses to be paid to the Company’s executive officers each fiscal year. In addition, the Compensation Committee administers the Company’s equity compensation plans with respect to option grants and stock issuances made thereunder to officers and other key employees. The following is a summary of the policies of the Compensation Committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this proxy statement.

     General Compensation Policy. The Company’s compensation policy is designed to attract and retain qualified key executives critical to the Company’s success and to provide such executives with performance-based incentives tied to the achievement of certain milestones. One of the Compensation Committee’s primary objectives is to have a substantial portion of each officer’s total compensation contingent upon the Company’s performance as well as upon the individual’s contribution to the Company’s success as measured by his personal performance. Accordingly, each executive officer’s compensation package is comprised primarily of three elements:
•	base salary which reflects individual performance and expertise and is designed to be competitive with salary levels in the industry;

•	variable performance awards payable in cash and tied to the Company’s achievement of certain goals; and

•	long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company’s stockholders.
     The following are the principal factors that the Compensation Committee considered in establishing the components of each executive officer’s compensation package for the 2005 fiscal year. However, the Compensation Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.
     Base Salary. The base salary levels for the executive officers were established for the 2005 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. Although the Compensation Committee reviewed various compensation surveys, it did not rely upon any specific survey for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. The Compensation Committee on an annual basis will review base salaries, and adjustments will be made in accordance with the factors indicated above.
     Annual Incentive Compensation. The Endologix Employee Bonus Plan provides the Compensation Committee with discretionary authority to award cash bonuses to the Chief Executive Officer and to the other executive officers in accordance with recommendations made by the Chief Executive Officer. The awards are based upon the extent to which financial and performance targets are met and the contribution of each such officer to the attainment of such targets. For fiscal year 2005, the performance targets for each of the executive officers included gross sales, cash flow, engineering product goals and regulatory milestone goals. The weight given to each factor varied from individual to individual.
     Long-Term Incentive Compensation. The 1996 Stock Option/Stock Issuance Plan also provides the Board with the ability to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer’s tenure, level of responsibility and relative position in the Company. The Company has established general guidelines for making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual’s position with the Company and their existing holdings of unvested options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years from the date of grant). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company’s employ and the market price of the Company’s common stock appreciates over the option term.

     CEO Compensation. The Compensation Committee sets the base salary for Paul McCormick, the Company’s Chief Executive Officer, at a level which is designed to provide a salary competitive with salaries paid to chief executive officers of similarly-sized companies in the industry and commensurate with each such individual’s experience. Mr. McCormick’s critical role in completing the commercial launch of the Company’s Powerlink System was an important determinant in setting his compensation. As the Company’s activities for 2005 switched from mainly research and development to a focused commercial launch of the Powerlink System, the Compensation Committee did not intend to have the base salary component of compensation affected to any significant degree by the Company’s financial performance. Instead, the Compensation Committee set goals that included the achievement of regulatory milestones, increasing clinical data support for the Company’s products, evaluating and modifying the revenue generation model, the completion of other measures aimed at improving the Company’s gross margins and product performance and ensuring the adequacy of the Company’s operating cash position.

Compensation Committee

Ronald Coelyn
Edward B. Diethrich, M.D.
The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Report of the Audit Committee of the Board of Directors
     Management is responsible for the Company’s internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the Company’s financial statements and of its internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).
     The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
     Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.

Members of the Audit Committee

Gregory D. Waller
Jeffrey O’Donnell
Roderick de Greef
The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP audited the Company’s financial statements for the year ended December 31, 2005. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to stockholders’ questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any material relationship with the Company or any affiliate of the Company.
     As mandated by the rules and regulations of the PCAOB, PricewaterhouseCoopers LLP will be required to rotate its partner responsible for auditing the Company’s financial statements for the year ending December 31, 2006. The Audit Committee has not yet met with the new designated partner and therefore not yet selected the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2006. As a result, and because no such proposal is required under Delaware law, no proposal for the approval or ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 is being presented for consideration at the Annual Meeting.
Pre-Approval Policy for Non-Audit Services
     The Audit Committee reviews and pre-approves all non-audit services to be performed by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, subject to certain de minimis exceptions. Such pre-approval is on a project by project basis. During 2005, PricewaterhouseCoopers LLP did not provide any non-audit services to the Company.
Audit Fees
     The following table sets forth the aggregate fees billed to the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2004 and December 31, 2005:

	December 31,	December 31,
	2004	2005
Audit Fees (1)	$874,000	$703,167
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$874,000	$703,167

(1)	Includes fees for professional services rendered for the audit of the Company’s annual financial statements, the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control, reviews of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the Company’s independent registered public accounting firm in connection with the Company’s statutory and regulatory filings.

Stock Performance Graph
     The graph depicted below shows the Company’s stock price as an index assuming $100 invested on December 31, 2000, along with the composite prices of companies listed on the CRSP Total Return Index for National Association of Securities Dealers Automated Quotation (“NASDAQ”) Stock Market, and the NASDAQ Medical Device Manufacturers’ Index.
The material in this performance graph is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL TWO
APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN
     The Company’s existing Employee Stock Purchase Plan, as amended (the “Purchase Plan”) will expire pursuant to its terms on July 31, 2006. The Board of Directors believes that it is in the best interests of the Company to continue to make available an employee stock purchase plan for use as a part of its compensation strategy. Therefore, the Board of Directors approved on March 31, 2006, subject to approval by the Company’s stockholders, the 2006 Employee Stock Purchase Plan (“2006 Purchase Plan”). The primary purposes of the 2006 Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company, to promote employee morale and to encourage employee ownership of the Company’s common stock by permitting them to purchase shares at a discount through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
     The essential features of the 2006 Purchase Plan are summarized below. This summary does not purport to be a complete description of the 2006 Purchase Plan and is qualified in its entirety by reference to the 2006 Purchase Plan itself, a copy of which is attached hereto as Appendix A.
Description of the 2006 Employee Stock Purchase Plan
     Administration. The 2006 Purchase Plan may be administered by either the Board of Directors or a committee appointed by the Board (the “Committee”). If approved, the Board will delegate administration of the 2006 Purchase Plan to the Compensation Committee, which is comprised of two non-employee directors, who are not eligible to participate in the 2006 Purchase Plan. Subject to the provisions of the 2006 Purchase Plan, the Committee has full authority to implement, administer and make all determinations necessary under the 2006 Purchase Plan.
     Eligibility. Every employee of the Company who customarily works more than 20 hours per week for more than 5 months per calendar year will be eligible to participate in offerings made under the 2006 Purchase Plan. An employee may not participate in an offering under the 2006 Purchase Plan if immediately after the purchase the employee would own shares or options to purchase shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. As of April 1, 2006, approximately 128 persons were eligible to participate in the 2006 Purchase Plan.
     Purchase of Shares. Shares of common stock are generally offered for purchase through a series of 6 month offering periods. The initial offering period will start on the first business day in August 2006 and terminate on December 29, 2006, with subsequent offering periods commencing on 6 month intervals thereafter beginning on January 1, 2007.
     Eligible employees who elect to participate in an offering period purchase shares of common stock through regular payroll deductions in an amount designated by the employee not to exceed 10% of such employee’s compensation. For this purpose, “compensation” means the amount indicated on the Form W-2 issued to the employee by the Company, including any election deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Internal Revenue Code. Shares of common stock are purchased automatically on the purchase date for each offering period, which is the last day of each offering period, at a price equal to 85% of the fair market value of the shares on the first business day of the offering period or 85% of the fair market value of the shares as of the purchase date, whichever is lower. A participant may withdraw from an offering at any time prior to the purchase date and receive a refund of his payroll deductions, without interest. A participant’s rights in the 2006 Purchase Plan are nontransferable. As an employee benefit plan that satisfies the coverage and participation requirements of Sections 423(b)(3) and 423(b)(5) of the Internal Revenue Code, an affiliate’s transactions under the 2006 Purchase Plan are exempt from liability under Section 16(b) of the Securities Exchange Act of 1934, as set forth in Rule 16b-3 promulgated thereunder.
     No employee may purchase any stock under the 2006 Purchase Plan if immediately after the purchase (1) the employee would own shares or hold outstanding options to purchase shares under the 2006 Purchase Plan, together with all other plans of the Company and its subsidiaries, possessing 5% or more of the total combined voting power of all classes of shares of the Company, or (2) the purchase would permit the employee’s right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000, based on the fair market value of such shares determined as of the grant date, for any calendar year in which the right is outstanding at any time.
     Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the 2006 Purchase Plan; provided that any amendment that would (1) materially increase the aggregate number of shares authorized for sale under the 2006 Purchase Plan (except pursuant to adjustments provided for in the 2006 Purchase Plan), (2) alter the purchase price formula so as to reduce the purchase price payable for the shares of common stock purchasable under the 2006 Purchase Plan, or (3) materially increase the benefits which accrue to participants under the 2006 Purchase Plan or materially modify the requirements for eligibility to participate in the 2006 Purchase Plan, are not effective unless approved by the stockholders within 12 months of the adoption of such amendment by the Board of Directors. Unless previously terminated by the Board of Directors, the 2006 Purchase Plan will terminate on the last business day of June 2016, or when all shares authorized for sale thereunder have been sold, whichever is earlier.
New Plan Benefits
     Future participation by the Company’s executive officers and employees is discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if its stockholders approve the 2006 Purchase Plan cannot be determined.
Interest of Certain Persons in Matter to be Acted Upon
     Officers of the Company are eligible to participate in the 2006 Purchase Plan, and have a substantial direct interest in the approval of the 2006 Purchase Plan.
Required Vote and Recommendation of Board of Directors
     Approval of the 2006 Purchase Plan will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL THREE
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
     The Company’s existing equity incentive plan, the 1996 Stock Option/Stock Issuance Plan, as amended (the “1996 Plan”), will expire pursuant to its terms on April 29, 2006. The Board of Directors believes that it is in the best interests of the Company to have available an equity incentive plan for use as a part of its compensation strategy. Therefore, the Board of Directors approved on March 31, 2006, subject to approval by the Company’s stockholders, the 2006 Stock Incentive Plan (“2006 Plan”). The primary purposes of the 2006 Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.
     The essential features of the 2006 Plan are summarized below. This summary does not purport to be a complete description of the 2006 Plan and is qualified in its entirety by reference to the 2006 Plan itself, a copy of which is attached hereto as Appendix B.
Description of the 2006 Plan
     The 2006 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, stock appreciation rights, stock payment awards, restricted stock units and dividend equivalents. Participants in the 2006 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board of Directors.
     Shares Reserved for Issuance. As of March 31, 2006, there were 887,583 shares available for issuance under the 1996 Plan. All of the shares available for grant under the 1996 Plan as of March 31, 2006, the date of approval of the 2006 Plan by the Board of Directors, will become available for grant under the 2006 Plan. Additionally, another 2,000,000 shares shall be reserved for issuance under the 2006 Plan.
     Therefore, the approval of the 2006 Plan will authorize the Company to grant awards covering up to an aggregate of 2,887,583 shares of common stock, less any shares of common stock which are subject to grants made between March 31, 2006 and the expiration of the 1996 Plan.
     Limits on Awards. A maximum of 2,887,583 shares of common stock may be issued and sold under all awards, restricted and unrestricted, granted under the 2006 Plan. Of such aggregate limit, the maximum number of shares of common stock that may be issued pursuant to (i) incentive stock options shall be 2,887,583 shares and (ii) restricted stock grants, unrestricted stock grants and restricted stock units shall be 500,000 shares. The maximum number of shares of common stock with respect to one or more awards that may be granted to any one participant during any calendar year shall be 200,000. Additionally, in connection with a Participant’s initial service to the Company, the aggregate maximum number of shares of common stock with respect to which awards may be granted to the Participant shall not exceed 300,000 shares during the calendar year which includes such individual’s initial service to the Company. The foregoing limitations shall be subject to adjustments to reflect any recapitalizations, stock splits, reverse stock splits, reclassifications, stock dividends or other changes in the capital structure of the Company occurring after the effective date of the 2006 Plan.
     Shares of common stock issued and sold under the 2006 Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any award involving the issuance of shares of common stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the award, or otherwise terminates without an issuance of shares of common stock being made thereunder, the shares of common stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to awards under the 2006 Plan pursuant to the limitations described above.
     Administration. The Company’s Board of Directors may delegate administration of the 2006 Plan to a committee comprised of no fewer than two members of the Board of Directors (the “Committee”). At the Board of Directors’ discretion, each Committee member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (ii) an “outside director” under Section 162(m) of the Internal Revenue Code. The term “Administrator,” as used in this proxy statement, refers to the Board of Directors, or, if the administration of the 2006 Plan has been delegated to a committee, the Committee. Currently, the Board of Directors has delegated administration of the 2006 Plan to the Company’s Compensation Committee.
     The Committee shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2006 Plan. Subject to the express limitations of the 2006 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2006 Plan. All interpretations, determinations and actions by the Administrator in good faith shall be final, conclusive and binding upon all parties. Additionally, the Administrator may delegate to one or more officers or directors of the Company the ability to grant and determine terms and conditions of awards under the 2006 Plan to certain employees.
     Eligibility. Any person who is an employee of or a consultant to the Company or any affiliate thereof, or any person who is a non-employee director is eligible to be designated by the Administrator to receive awards and becomes a participant under the 2006 Plan (a “Participant” or the “Participants”). As of April 1, 2006, four executive officers, six non-employee directors, approximately 124 other employees, and consultants were eligible to participate in the 2006 Plan.
Types of Awards under 2006 Plan
     The 2006 Plan includes the following types of equity compensation awards: incentive stock options, non-qualified stock options, restricted stock grants, stock payment awards, stock appreciation rights, restricted stock units and dividend equivalents, all of which are described below.
     Stock Options. Stock options granted under the 2006 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options.
     The exercise price per share of a stock option shall not be less than the fair market value of the Company’s common stock on the date the option is granted, provided that the Administrator may in its discretion specify for any stock option an exercise price per share that is higher than the fair market value of the Company’s common stock on the date the option is granted. A stock option may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. The

Administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted.
     Stock Appreciation Rights. A stock appreciation right will entitle the holder, upon exercise or other payment of the stock appreciation right, as applicable, to receive an amount determined by multiplying: (i) the excess of the fair market value of a share of common stock of the Company on the date of exercise or payment of the stock appreciation right over the base price of such stock appreciation right, by (ii) the number of shares as to which such stock appreciation right is exercised or paid. Subject to the requirements of Section 409A of the Internal Revenue Code, payment of the amount determined under the foregoing may be made, as approved by the Administrator and set forth in the award agreement, in shares of common stock valued at their fair market value on the date of exercise or payment, in cash, or in a combination of shares of common stock and cash, subject to applicable tax withholding requirements.
     A stock appreciation right may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. A stock appreciation right will be exercisable or payable at such time or times as determined by the Administrator. The base value of a stock appreciation right shall not be less than 100 percent of the fair market value of the shares of common stock of the Company on the date the right is granted.
     Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock appreciation rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a stock appreciation right at any time.
     Restricted Stock Awards. Restricted stock awards are shares issued under the 2006 Plan that are subject to restrictions on transfer and vesting requirements as determined by the Administrator. The restrictions imposed on shares granted under a restricted stock award shall lapse in accordance with the vesting requirements specified by the Administrator in the award agreement, provided that the Administrator may accelerate the vesting of a restricted stock award at any time. Such vesting requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. If the vesting requirements of a restricted stock award shall not be satisfied, the award shall be forfeited and the unvested shares of common stock subject to the award shall be returned to the Company (or, to the extent the Participant paid for the shares of common stock, the Company shall have the right to repurchase such shares from the Participant at the original purchase price).
     Subject to the provisions of the 2006 Plan and the applicable award agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
     Restricted Stock Unit Awards. The value of each stock unit under a restricted stock unit award is equal to one share of the Company’s common stock on the applicable date or time period of determination, as specified by the Administrator. A restricted stock unit award shall be subject to such restrictions and conditions as the Administrator shall determine. A restricted stock unit award may be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Administrator in its discretion.
     On the date the award is granted, the Administrator shall in its discretion determine the vesting requirements with respect to a stock unit award, which shall be set forth in the award agreement, provided that the Administrator may accelerate the vesting of a stock unit award at any time. Vesting requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion.

     A stock unit award shall become payable to a Participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a stock unit award shall be made in shares of common stock of the Company, and shall be subject to applicable tax withholding requirements. The Participant shall not have any rights as a stockholder with respect to the shares subject to a stock unit award until such time as shares of common stock are delivered to the Participant pursuant to the terms of the award agreement.
     Stock Payment Awards. A stock payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A stock payment award granted to a Participant represents shares of the Company’s common stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the 2006 Plan and the award agreement. The Administrator may, in connection with any stock payment award, require the payment of a specified purchase price.
     Subject to the provisions of the 2006 Plan and the applicable award agreement, upon the issuance of the common stock under a stock payment award the Participant shall have all rights of a stockholder with respect to the shares of common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
     Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by an award of Restricted Stock Units granted under the 2006 Plan, as determined by the Administrator. At the sole discretion of the Administrator, such dividend equivalents may be converted into additional shares of common stock such manner as determined by the Administrator. Any additional shares covered by an Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award agreement to which they relate.
Certain Features of Awards Under 2006 Plan
     Payment of Exercise Price or Purchase Price. The payment of the exercise price for stock options, or the purchase price for shares of restricted stock, shares covered by restricted stock units, or stock payment awards may be made, in the discretion of the Committee, through a variety of methods more particularly described in the 2006 Plan, including payment by (1) cash, (2) check, (3) by delivery of shares of the Company’s common stock (provided that any shares acquired pursuant to exercise of options have been held by the participant for the requisite period necessary to avoid a charge to our earnings for financial reporting purposes), which surrendered shares shall be valued at the fair market value of the Company’s common stock on the date of exercise or purchase, (4) cancellation of indebtedness of the Company to the participant, (5) waiver of compensation due to the participant for services rendered, or (6) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.
     Transferability of Awards. All incentive stock options are nontransferable except upon the Participant’s death by will or the laws of descent or distribution or pursuant to the terms of certain domestic relations orders. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933).
     Adjustments to Awards Upon Certain Changes in Capitalization. In the event that the outstanding shares of the Company’s common stock are increased or decreased or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the Company’s capital structure, then the Administrator shall make adjustments to the aggregate number and kind of shares subject to the 2006 Plan, the number and kind of shares and the exercise price per share subject to outstanding awards, and the maximum share limitations, as applicable, all in order to preserve, as nearly as practical, but not to increase, the benefits to the Participants.

     Occurrence of Corporate Transaction. The 2006 Plan provides that in order to preserve a Participant’s rights in the event of certain transactions constituting a change in control of the Company, the Administrator shall have the discretion to provide in each award agreement the terms and conditions that relate to the vesting of such award in the event of a change in control of the Company and the assumption of such awards or the issuance of comparable securities under an incentive program in the event of such occurrence. The terms and conditions of each award agreement may vary. If the terms of an outstanding option or stock appreciation right provide for accelerated vesting in the event of a change in control, or to the extent that such award is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the change in control transaction, for the purchase or exchange of each option or stock appreciation right for cash or other property. All outstanding option and stock appreciation rights will terminate and cease to be exercisable upon the consummation of a change in control except to the extent that the options or stock appreciation rights are assumed by a successor entity (or parent) pursuant to the terms of such transaction.
     Section 162(m) Awards. Awards of options and stock appreciation rights granted under the 2006 Plan will automatically qualify for the “performance-based compensation” exception under Internal Revenue Code Section 162(m) pursuant to their expected terms. Awards of restricted stock and restricted stock units may qualify for the performance-based compensation exception under Section 162(m) if the terms of the awards state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.
     Performance Criteria. The 2006 Plan includes a number of performance criteria that may be used to determine whether and to what extent the shares covered by an award have vested. The Administrator will have discretion to specify whether the criteria will be measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to the previous years’ results or to a designated peer group of companies, in each case as specified in the individual award agreement at the time of grant. The performance criteria may be stated as either target amounts, or as a percentage increase over a base period amount, and may be based upon any one or a combination of the following:
•	sales;

•	operating income;

•	pre-tax income;

•	earnings before interest, taxes, depreciation and amortization;

•	earnings per share of common stock on a fully-diluted basis;

•	consolidated net income of the Company divided by the average consolidated common stockholders equity;

•	cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities;

•	adjusted operating cash flow return on income;

•	cost containment or reduction;

•	the percentage increase in the market price of the Company’s common stock over a stated period;

•	return on assets;

•	new product introductions;

•	obtaining regulatory approvals for new or existing products; and

•	individual business objectives.
Amendment and Termination of the 2006 Plan
     The 2006 Plan may be altered, amended, suspended or terminated by the Board of Directors at any time. No such alteration, amendment, suspension or termination of the 2006 Plan shall be made which shall substantially affect or impair the rights of any Participant under an outstanding award agreement without such Participant’s consent. Unless previously terminated by the Board of Directors, the 2006 Plan will terminate on March 31, 2016, which is the tenth anniversary of the date of its adoption by the Board of Directors.

New Plan Benefits
     Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if its stockholders approve the 2006 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2006 Plan will depend on the fair market value of its common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2006 Plan.
Formula Grants to Non-Employee Directors
     Each non employee director shall be automatically granted (i) Nonqualified Options to purchase 30,000 shares of common stock upon commencement of service as a director of the Company. These Nonqualified Options have an exercise price equal to 100% of the fair market value of the common stock on the date of grant, have a ten-year term and vest in four equal annual installments, and will otherwise be subject to the terms and provisions of the 2006 Plan and (ii) Nonqualified Options to purchase 20,000 shares of common stock at each annual meeting of the Company’s stockholders (including any meeting coincident with the commencement of service as a director), or up to a maximum of 50,000 in the case of the Chairman of the Board. These Nonqualified Options have an exercise price equal to 100% of the fair market value of the common stock on the date of grant, have a ten-year term and vest in one year, and will otherwise be subject to the terms and provisions of the 2006 Plan.
Summary of Federal Income Tax Consequences of the 2006 Plan
     The following is a brief summary of certain federal income tax consequences of participation in the 2006 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2006 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each Participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.
     Incentive Stock Options. A Participant who receives an incentive stock option will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the Participant’s alternative minimum taxable income upon exercise. If stock received on exercise of an incentive option is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an incentive option is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.
     A Participant who is subject to the alternative minimum tax in the year of exercise of an incentive option may claim, as a credit against the Participant’s regular tax liability in future years, the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the Participant has a regular tax liability.
     Gain realized by a Participant upon sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain if the Participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the Participant disposes of the shares less than two years after the date of grant or less than one year after the date of exercise (a “disqualifying disposition”), the Participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). The Company will generally be entitled to a tax deduction in an amount equal to the amount the Participant must recognize as ordinary income.
     Non-Qualified Stock Options. Generally, no taxable income is recognized by a Participant upon the grant of a non-qualified stock option or at the time or times a non-qualified stock option becomes vested where the exercise price of such option is no less than 100% of the fair market value of the stock underlying such option at the time such option is granted. Under the 2006 Plan, the exercise price for all options shall be at least equal to 100% of the fair market value of the stock underlying such options at the time of the grant. Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the Participant who is an employee of the Company will be subject to income tax withholding by the Company out of the Participant’s current compensation. If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant, provided that certain reporting requirements are satisfied. If the exercise price of a non-qualified stock option is paid by the Participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the Participant as a result of such exercise. If the exercise price is paid by delivering shares of the Company’s common stock already owned by the Participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the Participant on the already-owned shares exchanged (however, the Participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the Participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the Participant plus the amount of income recognized by the Participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).
     Restricted Stock. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the Participant’s ownership rights vest (e.g., when the Company’s repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The Participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a Participant who is an employee will be subject to income tax withholding by the Company out of the Participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant. The Participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by the Company, then the Participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.
     Stock Appreciation Rights. Generally no taxable income is recognized by a Participant receiving a stock appreciation right at the time the stock appreciation right is granted or at the time or times a stock appreciation right becomes vested where the base price of a stock appreciation right is no less than 100% of the fair market value of the stock underlying such stock appreciation right at the time such option is granted. Under the 2006 Plan, the base value for all stock appreciation rights shall be at least equal to 100% of the fair market value of the stock underlying such stock appreciation rights at the time of the grant. If the Participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income to the Participant at the time it is received. If the Participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the Participant at the time such amount is received. The Company is not entitled to a federal income tax deduction upon the grant or termination of a stock appreciation right. However, upon the settlement of a stock appreciation right, the Company is entitled to a deduction equal to the amount of ordinary income the Participant is required to recognize as a result of the settlement.
     Restricted Stock Unit Award, Stock Payment Awards and Dividend Equivalents. Restricted stock unit awards, stock payment awards and dividend equivalents are generally subject to ordinary income tax at the time of payment.
     Tax Withholding. Under the 2006 Plan, the Company has the power to withhold, or require a Participant to remit to it, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the 2006 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a Participant to satisfy an obligation to pay any tax to any governmental entity in whole or in part, by (i) directing the Company to apply shares of common stock to which the Participant is entitled pursuant to an award, or (ii) delivering to the Company shares of common stock owned by the Participant.
     Tax Deduction Limitation. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and each of the corporation’s four most highly compensated executive officers other than the chief executive officer. However, “performance-based” compensation is not subject to the $1.0 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, must be approved by the corporation’s stockholders, and (3) the committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Committee currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, and it is the intent of the Board that all future Committee members will also satisfy that definition. Stock options and stock appreciation rights, the terms of which limit the amount of compensation that an employee may receive to an increase in the value of the underlying stock covered by the option or right after the date of grant, automatically satisfy the performance goal requirement described in item (1) above.
     Deferred Compensation. Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to Participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain stock appreciation rights, stock unit awards, and other awards that provide the Participant with an opportunity to defer to recognition of income. The Company intends to structure any awards under the 2006 Plan to meet the applicable tax law requirements under Internal Revenue Code Section 409A in order to avoid its adverse tax consequences.
Interest of Certain Persons in Matter to be Acted Upon.
Directors and officers of the Company are eligible to participate in the 2006 Plan, and have a substantial direct interest in the approval of the 2006 Plan.

Required Vote and Recommendation of Board of Directors
     Approval of the 2006 Plan will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2006 STOCK INCENTIVE PLAN.
Securities Authorized for Issuance under Equity Compensation Plans
     The following table set forth certain information regarding outstanding options, rights and shares reserved for future issuance under the Company’s existing equity compensation plans as of December 31, 2005.

	Number of
	securities to be		Number of
	issued upon		securities
	exercise of		remaining available
	outstanding options	Weighted average	for future issuance
	as of December 31,	exercise price of	as of December 31,
	2005	outstanding options	2005
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
1996 Stock Option/Stock Issuance Plan	2,601,201	$4.53	1,002,301
1996 Employee Stock Purchase Plan	—	—	136,324
Equity compensation plans not approved by security holders:
1997 Supplemental Stock Option Plan	77,000	$4.67	1,500
Total	2,678,201	$4.53	1,140,125
1997 Supplemental Stock Option Plan.
     This stock option plan is used to provide compensation to non-employees, typically as part of a consulting services arrangement. The plan authorizes the issuance of non-qualified stock options only. We account for non-employee stock-based awards, in which goods or services are the consideration received for the stock options issued, in accordance with the provisions of SFAS No.123 and related interpretations.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK THEREUNDER FROM 50,000,000 TO 60,000,000 AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK FROM 55,000,000 TO 65,000,000
General
     The Company’s Amended and Restated Certificate of Incorporation, as amended, currently authorizes the issuance of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. On March 23, 2006, the Board of Directors unanimously adopted a resolution approving, and declaring advisable, subject to stockholder approval, an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 60,000,000 and to increase the number of authorized shares of the Company’s capital stock from 55,000,000 to 65,000,000. No change to the authorized number of shares of preferred stock is being proposed.
     An increase in the number of authorized shares of common stock is necessary to enable the Company to have a sufficient number of authorized and unissued shares of common stock for corporate opportunities, such as additional stock offerings, acquisitions, stock dividends and compensation plans. If the stockholders approve this proposal, the first four sentences of the first paragraph of Article IV of the Company’s Amended and Restated Certificate of Incorporation would be amended to read in its entirety as follows:
“This corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this corporation is authorized to issue is sixty-five million (65,000,000). The number of shares of Preferred Stock authorized to be issued is five million (5,000,000), par value $0.001 per share. The number of shares of Common Stock authorized to be issued is sixty million (60,000,000), par value $0.001 per share.”
Reasons for the Increase in the Number of Authorized Shares of Common Stock
     The Company’s reserve of authorized but unissued shares of common stock has been depleted as a result of the Company’s financing activities through the sale of common stock and the granting of stock options under the Company’s stock option plans. As of April 1, 2006, the Company was authorized to issue 50,000,000 shares of common stock and had 36,538,364 shares of common stock outstanding and a total of 2,476,932 shares of common stock were committed for issuance pursuant to outstanding stock options under the Company’s stock option plans.
Effect of Amendment to Amended and Restated Certificate of Incorporation
     To provide that the Company will have a sufficient number of authorized and unissued shares of common stock for corporate opportunities, such as additional stock offerings, acquisitions, stock dividends and compensation plans, the Company’s Board of Directors approved an increase to the number of authorized shares of common stock from 50,000,000 to 60,000,000. However, other than the shares of common stock the Company has reserved for issuance under its equity compensation plans, the Company currently has no specific commitments or agreements to issue any shares of common stock pursuant to any stock offerings, acquisitions, stock dividends or compensation plans. However, the availability of additional shares for issuance, without the delay and expense of obtaining stockholder approval at a special meeting, will restore the Company’s flexibility to issue common stock to a level that the Board of Directors believes is advisable. Also, while it is not the intent of this proposal, in addition to general corporate purposes, the share increase can be used to make a change in control of the Company more difficult. See the section of this proxy statement titled “Potential Anti-Takeover Effect of Authorized Securities” below.

     The additional shares of common stock authorized for issuance are identical to the shares of common stock of the Company authorized prior to approval of this proposal. Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company.
     If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware amending the Company’s Amended and Restated Certificate of Incorporation, which filing will be made as soon as reasonably practicable after receiving stockholder approval. If approved by the stockholders, the increased number of authorized shares of common stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under applicable Nasdaq Marketplace Rules. The availability of additional shares for issuance, without the delay and expense of obtaining stockholder approval at a special meeting, will restore the Company’s flexibility to issue common stock to a level that the Board of Directors believes is advisable.
Potential Anti-Takeover Effect of Authorized Securities
     The increase in the authorized shares of common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. The Board of Directors could create impediments to a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid. For example, the Board of Directors could issue shares of common stock to a holder that would thereby have sufficient voting power to assure that certain types of proposals would not receive the requisite stockholder vote, including any proposal to remove directors, to accomplish certain business combinations opposed by the Board of Directors, or to alter, amend or repeal provisions in the Company’s Amended and Restated Certificate of Incorporation or Bylaws relating to any such action. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of common stock, to acquire control of the Company, since the issuance of such shares could dilute the common stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of such anti-takeover devices, the Board of Directors may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the common stock. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and the proposal to amend the Amended and Restated Certificate of Incorporation was not made in response to any such attempt.
     The Amended and Restated Certificate of Incorporation of the Company authorizes the issuance of 5,000,000 shares of preferred stock. The Board of Directors, within the limitations and restrictions contained in the Amended and Restated Certificate of Incorporation and without further action by the Company’s stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

     While it may be deemed to have potential anti-takeover effects, the amendment to the Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock was not prompted by any specific effort or takeover threat currently perceived by the Board of Directors. Moreover, the Board of Directors does not currently intend to propose additional anti-takeover measures in the foreseeable future.
Board of Directors’ Reservation of Rights
     The Board of Directors retains the authority to take or to authorize discretionary actions as may be appropriate to carry out the purposes and intentions of this proposal, including without limitation editorial modifications or any other change to the amendment to the Company’s Amended and Restated Certificate of Incorporation which the Board of Directors may adopt without stockholder vote in accordance with the Delaware General Corporation Law.
Required Vote and Recommendation of Board of Directors
     Approval of the amendment to increase the number of authorized shares of common stock under the Company’s Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the record date. THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FROM 50,000,000 TO 60,000,000 AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK FROM 55,000,000 TO 65,000,000.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     If the Company holds its 2007 annual meeting of stockholders on or about the same time as this year’s Annual Meeting, then any stockholder desiring to submit a proposal for action at the 2007 annual meeting of stockholders should arrange for such proposal to be delivered to the Company at its principal place of business no later than December 27, 2006, in order to be considered for inclusion in the Company’s proxy statement relating to that meeting. However, if the Company holds its 2007 annual meeting of stockholders on a date that is more than 30 days earlier or later than this year’s Annual Meeting, then a stockholder proposal must be received by the Company at its principal place of business in a reasonable amount of time prior to when the Company begins to print and mail its proxy materials. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended, rules and regulations of the SEC and other laws and regulations.
     SEC rules also establish a different deadline, the discretionary vote deadline, for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The discretionary vote deadline for the 2007 annual meeting of stockholders is March 11, 2007 (which is at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2007 annual meeting of stockholders.
     The Company was not notified of any stockholder proposals to be addressed at the Annual Meeting. Because the Company was not provided notice of any stockholder proposal to be included in the proxy statement within a reasonable time before mailing, the Company will be allowed to use its voting authority if any stockholder proposals are raised at the meeting.
OTHER BUSINESS
     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Paul McCormick
President and Chief Executive Officer
April 13, 2006

Appendix A
ENDOLOGIX, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
I.	PURPOSE OF THE PLAN
          This 2006 Employee Stock Purchase Plan is intended to promote the interests of Endologix, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.
          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.
II.	ADMINISTRATION OF THE PLAN
          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.
III.	STOCK SUBJECT TO PLAN
          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed the sum of: (i) 250,000 shares; plus (ii) the number of shares of Common Stock remaining available for issuance under the Endologix, Inc. Employee Stock Purchase Plan as of July 31, 2006.
          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, and (ii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.
IV.	OFFERING PERIODS
          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.
          B. The Initial Offering Period shall commence on the first business day in August 2006 and terminate on the last business day in December 2006. Each Offering Period thereafter shall be a six-month period from January 1 through June 30 and from July 1 through December 31.
          C. The Purchase Date shall be the last day of each Offering Period. The initial Purchase Date shall be the last business day in December 2006.

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V.	ELIGIBILITY
          Commencing August 1, 2006:
          A. Each individual who is an Eligible Employee on the start date of any Offering Period under the Plan may enter that Offering Period on such start date, provided he or she remains an Eligible Employee.
          B. Each individual who first becomes an Eligible Employee after the start date of an Offering Period may enter on the start date of the Offering Period that commences immediately after the date such individual first became an Eligible Employee, provided he or she remains an Eligible Employee.
          C. To participate in the Plan for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of such Offering Period.
VI.	PAYROLL DEDUCTIONS
          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an Offering Period may be any multiple of one percent (1%) of the Compensation paid to the Participant during each Offering Period within that Offering Period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the Offering Period, except to the extent such rate is changed in accordance with the following guidelines:
                    1. The Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Offering Period.
                    2. The Participant may, at any time during any Offering Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Offering Period following the filing of such form.
          B. Payroll deductions shall begin on the first pay day following the start date of the Offering Period with respect to which an Eligible Employee elects to participate and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Offering Period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.
          C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

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          D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Offering Period.
VII.	PURCHASE RIGHTS
          A. Grant of Purchase Right; Grant Date. A Participant shall be granted a separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the Grant Date and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such Offering Period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.
          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.
          B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on each Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Offering Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.
          C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Grant Date with respect to that Offering Period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.
          D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Offering Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date.
          E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.
          F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

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                    1. A Participant may, at any time prior to the next scheduled Purchase Date, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Offering Period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.
                    2. The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of such Offering Period.
                    3. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Offering Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Offering Period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Offering Period or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.
          G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Offering Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Grant Date of the Offering Period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction.
          The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.
          H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

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          I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.
          J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
VIII.	ACCRUAL LIMITATIONS
          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the Grant Date) for each calendar year such rights are at any time outstanding.
          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:
                    1. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the Offering Period on which such right remains outstanding.
                    2. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the Grant Date) for each calendar year such rights were at any time outstanding.
          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Offering Period, then the payroll deductions which the Participant made during that Offering Period with respect to such purchase right shall be promptly refunded.
          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.
IX.	EFFECTIVE DATE AND TERM OF THE PLAN
          A. The Plan was adopted by the Board on March 31, 2006, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is

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listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Offering Period hereunder shall be refunded.
          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in June 2016, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the PIan following such termination.
X.	AMENDMENT OF THE PLAN
          The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Offering Period. However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.
XI.	GENERAL PROVISIONS
          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.
          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.
          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that states conflict-of-laws rules.

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APPENDIX
          The following definitions shall be in effect under the Plan:
          A. Board shall mean the Corporation’s Board of Directors.
          B. Code shall mean the Internal Revenue Code of 1986, as amended.
          C. Common Stock shall mean the Corporation’s common stock.
          D. Compensation shall mean the total amount required to be reported on a Form W-2, including any elective deferrals or other payroll deductions with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.
          E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.
          F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:
                    1. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
                    2. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.
          G. Corporation shall mean Endologix, Inc., a Delaware corporation.
          H. Eligible Employee shall mean any person who is employed by the Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).
          I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
                    1. If the Common Stock is then listed or admitted to trading on the Nasdaq National Market System or a Stock Exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal Stock Exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on the Nasdaq National Market System or such Stock Exchange on the next preceding day on which a sale occurred.
                    2. If the Common Stock is not then listed or admitted to trading on the Nasdaq National Market System or a Stock Exchange which reports closing sale prices, the Fair Market

Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.
                    3. If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties
          J. Grant Date shall mean the start date of each Offering Period. The initial Grant Date shall be the first business day in August 2006.
          K. Initial Offering Period shall mean the five-month period from August 1, 2006 through December 31, 2006.
          L. 1933 Act shall mean the Securities Act of 1933, as amended.
          M. Offering Period shall mean a six-month period from January 1 through June 30 and from July 1 through December 31.
          N. Participant shall mean any Eligible Employee of the Corporation who is actively participating in the Plan.
          O. Plan shall mean the Corporation’s 2006 Employee Stock Purchase Plan, as set forth in this document.
          P. Plan Administrator shall mean the Board of Directors or a committee of two (2) or more Board members appointed by the Board to administer the Plan.
          Q. Purchase Date shall mean the last business day of each Offering Period. The initial Purchase Date shall be the last business day in December 2006.
          R. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

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Appendix B
ENDOLOGIX, INC.
2006 STOCK INCENTIVE PLAN
          The 2006 STOCK INCENTIVE PLAN (the “Plan”) is hereby established and adopted this 31st day of March, 2006 (the “Effective Date”) by Endologix, Inc., a Delaware Corporation (the “Company”).
ARTICLE 1.
PURPOSES OF THE PLAN
          1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.
ARTICLE 2.
DEFINITIONS
          For purposes of this Plan, the following terms shall have the meanings indicated:
          2.1 Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.
          2.2 Affiliated Company. “Affiliated Company” means:
                    (a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and
                    (b) with respect to Awards other than Incentive Options, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.
          2.3 Award. “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

          2.4 Award Agreement. “Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.
          2.5 Board. “Board” means the Board of Directors of the Company.
          2.6 Change in Control. “Change in Control” shall mean:
                    (a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;
                    (b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;
                    (c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;
                    (d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or
                    (e) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.
          2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 10.1 hereof.
          2.9 Common Stock. “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.
          2.10 Covered Employee. “Covered Employee” means the Chief Executive Officer of the Company (or the individual acting in a similar capacity) and the four (4) other individuals that are the highest compensated executive officers of the Company for the relevant taxable year for whom total compensation is required to be reported to stockholders under the Exchange Act.

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          2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.
          2.12 Dividend Equivalent. “Dividend Equivalent” means a right to receive payments equivalent to the amount of dividends paid by the Company to holders of shares of Common Stock with respect to the number of Dividend Equivalents held by the Participant. The Dividend Equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Administrator may reserve the right to determine the manner of payment at the time the Dividend Equivalent is payable. Dividend Equivalents may be granted only in connection with a grant of Restricted Stock Units and shall be subject to the vesting conditions that govern Restricted Stock Units as set forth in the applicable Restricted Stock Award Agreement.
          2.13 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.
          2.14 Effective Date. “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.
          2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.
          2.16 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.
          2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:
                    (a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is reported.
                    (b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.
                    (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.
          2.18 Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
          2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

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          2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.
          2.21 Non-Employee Director. “Non-Employee Director” shall have the meaning given in Section 5.12 below.
          2.22 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.7 below, it shall to that extent constitute a Nonqualified Option.
          2.23 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.
          2.24 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.
          2.25 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.
          2.26 Optionee. “Optionee” means any Participant who holds an Option.
          2.27 Participant. “Participant” means an individual or entity that holds an Option, Stock Appreciation Right, shares of Stock, Restricted Stock, Restricted Stock Units, Stock Payment or Dividend Equivalents under the Plan.
          2.28 Performance Criteria. “Performance Criteria” means one or more of the following as established by the Administrator, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount or the occurrence of a specific event or events:
                    (a) Sales;
                    (b) Operating income;
                    (c) Pre-tax income;
                    (d) Earnings before interest, taxes, depreciation and amortization;
                    (e) Earnings per share of Common Stock on a fully-diluted basis;
                    (f) Consolidated net income of the Company divided by the average consolidated common stockholders equity;
                    (g) Cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities;
                    (h) Adjusted operating cash flow return on income;

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                    (i) Cost containment or reduction;
                    (j) The percentage increase in the market price of the Common Stock over a stated period;
                    (k) Return on assets;
                    (l) New Company product introductions;
                    (m) Obtaining regulatory approvals for new or existing products; and
                    (n) Individual business objectives.
          2.29 Purchase Price. “Purchase Price” means the purchase price payable to purchase a share of Restricted Stock, or a Restricted Stock Unit, which, in the sole discretion of the Administrator, may be zero (0), subject to limitations under applicable law.
          2.30 Repurchase Right. “Repurchase Right” means the right of the Company to repurchase either unvested shares of Restricted Stock pursuant to Section 6.6 or to cancel unvested Restricted Stock Units pursuant to Section 7.6.
          2.31 Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.
          2.32 Restricted Stock Award. “Restricted Stock Award” means either the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.
          2.33 Restricted Stock Award Agreement. “Restricted Stock Award Agreement” means the written agreement entered into between the Company and a Participant evidencing the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.
          2.34 Restricted Stock Unit. “Restricted Stock Unit” means the right to receive one share of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.
          2.35 Service Provider. “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.
          2.36 Stock Appreciation Right. "Stock Appreciation Right” means a contractual right granted to a Participant under Article 8 hereof entitling such Participant to receive a payment representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, payable either in cash or in shares of the Company’s Common Stock, at such time, and subject to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award agreement.

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          2.37 Stock Appreciation Rights Holder. “Stock Appreciation Rights Holder” means any Participant who holds a Stock Appreciation Right.
          2.38 Stock Payment. “Stock Payment” means a payment in the form of shares of Common Stock.
          2.39 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.
ARTICLE 3.
ELIGIBILITY
          3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.
          3.2 Nonqualified Options, Stock Appreciation Rights, Stock Payments and Restricted Stock Awards. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Stock Appreciation Rights, Stock Payments or Restricted Stock Awards under the Plan.
          3.3 Section 162(m) Limitation. In no event shall any Participant be granted Options or Stock Appreciation Rights in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 200,000 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted to any Participant shall not exceed 300,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company. The foregoing limitations shall be applied on an aggregate basis taking into account Awards granted to a Participant under the Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliated Company.
ARTICLE 4.
PLAN SHARES
          4.1 Shares Subject to the Plan.
                    (a) The number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be the sum of: (i) 2,000,000 shares; plus (ii) the number of shares of Common Stock remaining available for issuance and not subject to awards granted under the Endologix, Inc. 1996 Stock Option / Stock Issuance Plan (the “Existing Plan”) as of the Effective Date. The foregoing shall be subject to adjustment as to the number and kind of shares pursuant to

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Section 4.2 hereof. In the event that (a) all or any portion of any Option granted under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock subject to an Award Agreement are reacquired by the Company, the shares of Common Stock allocable to the unexercised portion of such Option or the shares so reacquired shall again be available for grant or issuance under the Plan.
                    As of the Effective Date, there were 887,583 shares of Common Stock available for issuance under the Existing Plan. Accordingly, the maximum number of shares of Common Stock that could be issued pursuant to Awards under the Plan is 2,887,583 shares of Common Stock, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.
                    (b) The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be 2,887,583 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.
                    (c) The maximum number of shares of Common Stock that may be issued as Restricted Stock, Stock Payment awards, or subject to Restricted Stock Units shall be 500,000, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.
          4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.
ARTICLE 5.
OPTIONS
          5.1 Grant of Stock Options. The Administrator shall have the right to grant, pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria.
          5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

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          5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.
          5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
          5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.
          5.6 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.
          5.7 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.
          5.8 Nontransferability of Options. Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of

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the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.
          5.9 Repricing Prohibited. Subject to Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of an Option Agreement that would have the effect of reducing the exercise price of such an Option previously granted under the Plan, or otherwise approve any modification to such an Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.
          5.10 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.
          5.11 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, officer or director of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.
          5.12 Option Grants to Non-Employee Directors.
                    (a) Automatic Grants. Each director of the Company who is not an employee or executive officer of the Company (a “Non-Employee Director”) shall automatically be granted (i) a Nonqualified Option to purchase 30,000 shares of the Common Stock upon commencement of service as a director of the Company, and (ii) a Nonqualified Option to purchase 20,000 shares of Common Stock at each annual meeting of the Company’s stockholders (provided such individual has served as a Non-Employee Director for at least six (6) months prior to such meeting); provided, however, that the Chairman of the Board shall automatically be granted a Nonqualified Option to purchase a maximum of 50,000 shares of Common Stock at each annual meeting of the Company’s stockholders, with the exact amount determined by the Administrator. All such Non-Qualified Options shall be subject to the terms and conditions of this Plan, including Section 5.11 above.

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                    (b) Vesting of Options Granted to Non-Employee Directors. Each initial Nonqualified Option granted to a newly-elected or appointed Non-Employee Director shall vest, in a series of four (4) successive equal annual installments over the Non-Employee Director’s period of continued service as a director, with the first such installment to vest upon the Non-Employee Director’s completion of one (1) year of service as a Non-Employee Director measured from the Nonqualified Option grant date. Each annual Nonqualified Option granted to continuing Non-Employee Directors shall vest, upon the Non-Employee Director’s completion of one (1) year of service as a Non-Employee Director measured from the Nonqualified Option grant date.
ARTICLE 6.
RESTRICTED STOCK
          6.1 Issuance of Restricted Stock. The Administrator shall have the right to issue pursuant to this Plan and at a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.
          6.2 Restricted Stock Award Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 6.3(b) hereof and has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.
          6.3 Purchase Price.
                    (a) Amount. Restricted Stock may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.
                    (b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law. If payment for shares of Restricted Stock is made by promissory note, any cash

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dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.
          6.4 Vesting of Restricted Stock. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock may vest.
          6.5 Rights as a Stockholder. Upon complying with the provisions of Sections 6.2 and 6.3 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock acquired pursuant to a Restricted Stock Award Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Award Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Restricted Stock Award Agreement.
          6.6 Restrictions. Shares of Restricted Stock may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide, in the discretion of the Administrator, that the Company may, at the discretion of the Administrator, exercise a Repurchase Right to repurchase at the original Purchase Price the shares of Restricted Stock that have not vested as of the date of termination.
ARTICLE 7.
RESTRICTED STOCK UNITS
          7.1 Grants of Restricted Stock Units and Dividend Equivalents. The Administrator shall have the right to grant, pursuant to this Plan, Restricted Stock Units and Dividend Equivalents, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.
          7.2 Restricted Stock Unit Agreements. A Participant shall have no rights with respect to the Restricted Stock Units or Dividend Equivalents covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

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          7.3 Purchase Price.
                    (a) Amount. Restricted Stock Units may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.
                    (b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
          7.4 Vesting of Restricted Stock Units and Dividend Equivalents. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units and Dividend Equivalents may vest.
          7.5 Rights as a Stockholder. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends unless or until they become owners of the shares of Common Stock pursuant to their Restricted Stock Award Agreement and the terms and conditions of the Plan.
          7.6 Restrictions. Restricted Stock Units and Dividend Equivalents may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide that all Restricted Stock Units and Dividend Equivalents that have not vested as of such date shall be automatically forfeited by the Participant. However, if, with respect to such unvested Restricted Stock Units the Participant paid a Purchase Price, the Administrator shall have the right, exercisable at the discretion of the Administrator, to exercise a Repurchase Right to cancel such unvested Restricted Stock Units upon payment to the Participant of the original Purchase Price. The Participant shall forfeit such unvested Restricted Stock Units upon the Administrator’s exercise of such right.
ARTICLE 8.
STOCK APPRECIATION RIGHTS
          8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Administrator. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable

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or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a Stock Appreciation Right at any time.
          8.2 Vesting of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Administrator, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the date of grant. The base price of a Stock Appreciation Right shall be determined by the Administrator in its sole discretion; provided, however, that the base price per share of any Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant.
          8.3 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing shall be made either in cash or in shares of Common Stock, as determined by the Administrator in its discretion. If payment is made in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements and to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award Agreement.
          8.4 Nontransferability of Stock Appreciation Rights. Except as otherwise provided in this Section 8.4, Stock Appreciation Rights shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Stock Appreciation Rights Holder, Stock Appreciation Rights shall be exercisable only by the Stock Appreciation Rights Holder. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Stock Appreciation Rights Holders may be permitted to transfer some or all of their Stock Appreciation Rights to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Stock Appreciation Rights Holder (or such holder’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Stock Appreciation Right; (ii) the Stock Appreciation Rights Holder shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the holder, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

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ARTICLE 9.
STOCK PAYMENT AWARDS
          9.1 Grant of Stock Payment Awards. A Stock Payment award may be granted to any Participant selected by the Administrator. A Stock Payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A Stock Payment award granted to a Participant represents shares of Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Administrator may, in connection with any Stock Payment award, provide that no payment is required, or require the payment by the Participant of a specified purchase price.
          9.2 Rights as Stockholder. Subject to the foregoing provisions of this Article 9 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Payment award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
ARTICLE 10.
ADMINISTRATION OF THE PLAN
          10.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a Committee. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.
          10.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Award, and the consideration to be received by the Company upon the exercise and/or vesting of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to Restricted Stock Awards; (h) to extend the expiration date of any Option; (i) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. To the extent permitted by applicable law, the Administrator may from time to time delegate to one or more members of the Board or one or more officers of the Company the authority

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to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.
          10.3 Limitation on Liability. No employee of the Company or member of the Board or Administrator shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Administrator, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.
ARTICLE 11.
CHANGE IN CONTROL
          11.1 Impact of Change in Control on Awards Under Plan. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:
                    (a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.
                    (b) If the terms of an outstanding Option provide for accelerated vesting in the event of a Change in Control, or to the extent that a Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.
                    (c) If the terms of an outstanding Stock Appreciation Right provide for accelerated vesting in the event of a Change in Control, or to the extent that a Stock Appreciation Right is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Stock Appreciation Right for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Stock Appreciation Right had the Stock Appreciation Right been exercised immediately prior to the Change in Control.
                    (d) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or

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Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.
                    (e) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.
ARTICLE 12.
AMENDMENT AND TERMINATION OF THE PLAN
          12.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.
          12.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Awards and Award Agreements then outstanding shall continue in effect in accordance with their respective terms.
ARTICLE 13.
TAX WITHHOLDING
          13.1 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.
ARTICLE 14.
MISCELLANEOUS
          14.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.
          14.2 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the

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Administrator. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with a 409A Award, the Administrator shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
          14.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.
          14.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.
          14.5 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.
          14.6 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

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VOTE BY INTERNET — www.proxyvote.com
ENDOLOGIX, INC 11 STUDEBAKER IRVINE, CA 92618	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ENDOLOGIX, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ENDOLOGIX, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ENDOL 1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENDOLOGIX INC.

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

Vote on Directors
1.	ELECTION OF DIRECTORS:	For All	Withhold All	For All Except	Instructions: To withhold authority to vote for any nominee, mark “For All Except” and print that nominee’s name on the line below.
Election of the following nominees as directors:
(01) Franklin D. Brown
	(02) Edward B. Diethrich, M.D.	☐	☐	☐

Vote on Proposals					For Against Abstain
2.	APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN.				☐ ☐ ☐

3.	APPROVAL OF THE 2006 STOCK INCENTIVE PLAN.				☐ ☐ ☐

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK THEREUNDER FROM 50,000,000 TO
60,000,000 AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK
	FROM 55,000,000 TO 65,000,000.				☐ ☐ ☐

IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY	ENDOLOGIX, INC.
Proxy Solicited by the Board of Directors Annual Meeting
of Stockholders – May 23, 2006
     The undersigned hereby nominates, constitutes and appoints Paul McCormick and Robert J. Krist, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ENDOLOGIX, INC. which the undersigned is entitled to represent and vote at the 2006 Annual Meeting of Stockholders to be held at the company’s offices at 11 Studebaker, Irvine, California 92618 on May 23, 2006, at 9:00 a.m., Pacific time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as listed on the reverse.
IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” APPROVAL OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN, “FOR” APPROVAL OF THE 2006 STOCK INCENTIVE PLAN, AND “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK THEREUNDER FROM 50,000,000 TO 60,000,000 AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK FROM 55,000,000 TO 65,000,000.